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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  JUNE 1, 1991  (MAY 26, 1999)
                                                  ------------------------------




                          UNION NATIONAL BANCORP, INC.



         MARYLAND                         000-22523              52-1862338
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or Organization)                               Identification No.)


  117 EAST MAIN STREET, WESTMINSTER, MARYLAND              21157
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 (Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code       (410) 848-7200
                                                   -----------------------------



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ITEM 5:  OTHER EVENTS

         On May 21, 1999 the Registrant entered into a definitive agreement with Barnes-Bollinger Insurance Services, Inc., a local insurance agency in Carroll County. On May 26, 1999 the Registrant issued a press release announcing the agreement. A copy of the press release is attached as exhibit 99 to this current report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         99 Press release of Registrant, dated may 26, 1999. re: Definitive Agreement